UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2023

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.01 of this Current Report is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

La Rosa Realty CW Properties, LLC.

On December 12, 2023, La Rosa Holdings Corp., a Nevada corporation (the “Company”), completed its acquisition of 100% of the membership interests (the “Membership Interests”) of La Rosa Realty CW Properties, LLC, a Florida limited liability company (“CWP”), a franchisee of the Company, pursuant to that certain membership interest purchase agreement, dated December 12, 2023, (the “CWP Purchase Agreement”), by and among the Company, CWP and the owner of 100% of the outstanding membership interests in CWP (the “CWP Selling Member”).

The purchase price for the Membership Interests was $1,200,000, which was settled by the issuance of 714,286 unregistered shares of the Company’s common stock to the CWP Selling Member. The number of shares was determined based on a price of $1.68 per share, which represents the closing price of the Company’s common stock on December 11, 2023. The shares issued as consideration for the acquisition of the Membership Interests are referred to as the "CWP Purchase Shares".

Concurrently, on December 12, 2023, the CWP Selling Member entered into a lock-up/leak out agreement with the Company. Pursuant to this agreement, the CWP Selling Member is restricted from selling more than one-twelfth of the CWP Purchase Shares per calendar month during the one-year period commencing after the six-month holding period under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), subject to applicable securities laws.

The above summaries of the CWP Purchase Agreement and CWP Selling Member’s leak-out agreement are provided for informational purposes only and are qualified in their entireties by reference to the actual agreements, copies of which are attached as Exhibit 10.1 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

La Rosa Realty Premier, LLC.

On December 13, 2023, the Company completed its acquisition of 51% of the membership interests (the “Majority Interests”) of La Rosa Realty Premier, LLC, a Florida limited liability company (“Premier”), a franchisee of the Company, pursuant to that certain membership interest purchase agreement, dated December 13, 2022, (the “Premier Purchase Agreement”), by and among the Company, Premier and the owner of 100% of the membership interest in Premier (the “Premier Selling Member”).

The purchase price for the Majority Interests of Premier amount to $408,714.65, consisting of $15,000 in cash and 259,023 unregistered shares of the Company’s common stock issued to the Premier Selling Member. The number of shares was determined based on a price of $1.52 per share, which represents the closing price of the Company’s common stock on December 12, 2023. The shares issued as consideration for the acquisition of the Majority Interests of Premier are referred to as the "Premier Purchase Shares".

Concurrently, on December 13, 2023, the Premier Selling Member entered into a lock-up/leak out agreement with the Company pursuant to which the Premier Selling Member may not sell more than one-twelfth of the Premier Purchase Shares per calendar month during the one year period commencing after the six-month holding period under Rule 144 promulgated under the Securities Act, , subject to applicable securities laws.

The foregoing summaries of the Premier Purchase Agreement and the Premier Selling Member’s leak-out agreement, are provided for informational purposes only and are qualified in their entireties by reference to such agreements, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed under Item 2.01 of this Form 8-K, on December 12, 2023, the Company issued 714,286 unregistered shares of the Company’s common stock to the CWP Selling Member pursuant to the CWP Purchase Agreement. The Company issued the shares pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated under the Securities Act due to the fact that the issuance did not involve a public offering of securities.

As disclosed under Item 2.01 of this Form 8-K, on December 13, 2023, the Company issued 259,023 unregistered shares of the Company’s common stock to the Premier Selling Member pursuant to the Premier Realty Purchase Agreement. The Company issued the shares pursuant to the exemption from the registration requirements of the Securities Act available to the Company under Section 4(a)(2) promulgated under the Securities Act due to the fact that the issuance did not involve a public offering of securities.

Item 7.01 Regulation FD Disclosure.

On December 15, 2023, the Company issued a press release announcing the closing of the Company’s acquisition of 100% membership interest of CWP described in Item 2.01 of this Current Report on Form 8-K. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith, unless otherwise indicated:

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement dated as of December 12, 2023 by and among La Rosa Holdings Corp., La Rosa Realty CW Properties, LLC and the CWP Selling Member.
10.2	Membership Interest Purchase Agreement dated as of December 13, 2023 by and among La Rosa Holdings Corp., La Rosa Realty Premier, LLC and the Premier Selling Member.
10.3	Form of a Leak-Out Agreement
99.1	Press Release of the Company dated as of December 15, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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